UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2013

Sagent Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35144	98-0536317
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 N. Roselle Road, Suite 700 Schaumburg, Illinois	60195
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 908-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CRS 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 10, 2013, Sagent Pharmaceuticals, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company, the selling stockholders named in Schedule I thereto (the “Selling Stockholders”) and Morgan Stanley & Co. LLC, Jefferies LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule II thereto (collectively, the “Underwriters”), for the issuance and sale in a registered offering of 4,600,000 shares of the Company’s common stock, par value $0.01 per share, at a public offering price of $21.25 per share, less discounts and commissions of $1.2218 per share. Of these shares, the Company has agreed to sell 3,542,470 shares of common stock and the Selling Stockholders have agreed to sell, collectively, 1,057,530 shares of common stock. In addition, the Selling Stockholders have granted the Underwriters an option to purchase up to 690,000 additional shares, all at the public offering price less the underwriting discount (the “Option”). On September 12, 2013, the Underwriters gave notice of their intent to exercise the Option. The Company expects to close the sale of the common stock on September 16, 2013, subject to customary closing conditions.

The Company expects to receive net proceeds from the offering of approximately $70.7 million, after deducting underwriting discounts and commissions and the estimated expenses of the offering. The Company intends to use the net proceeds for general corporate purposes, which it expects to include funding working capital, operating expenses, the continued development of its product pipeline and portfolio, the maintenance and expansion of its current collaboration arrangements, the strengthening of its existing commercial organization, funding the final payments for the remaining 50% interest in Sagent (China) Pharmaceuticals Co. Ltd. and any costs related to its manufacturing facility, and the selective pursuit of business development opportunities in its focus segment areas. The Company will not receive any of the proceeds from the sale of shares by the Selling Stockholders, including the shares to be sold by the Selling Stockholders in connection with the Option.

The offering is being made pursuant to the Company’s effective Registration Statement on Form S-3 (Reg. No. 333-185645), as amended (the “Registration Statement”), as supplemented by a preliminary prospectus supplement dated September 9, 2013 and a final prospectus supplement dated September 11, 2013.

The Underwriting Agreement contains customary representations, warranties and covenants that are valid as among the parties as of the dates set forth in the Underwriting Agreement, and are not factual information to investors about the Company. Security holders are not third-party beneficiaries under the Underwriting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the actual Underwriting Agreement, which is filed as Exhibit 1.1 hereto and which is incorporated by reference into this Item 1.01.

In connection with the offering and sale of the common stock, the following exhibits are being filed with this Current Report on Form 8-K to be incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-185645): (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K), (ii) the opinion of Kirkland & Ellis LLP as to the legality of the shares of common stock (Exhibit 5.1), (iii) the consent of Kirkland & Ellis LLP (Exhibit 23.1) and (iv) certain information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.2).

Item 8.01	Other Events.

On September 10, 2013, the Company issued a press release announcing that it had upsized and priced the public offering described in Item 1.01 of this report. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 — that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address the Company’s expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, individuals should refer to the Company’s SEC filings. The Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K, other than as required by law. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits

(d.) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 10, 2013, by and among the Company, the selling stockholders named in Schedule I thereto, and Morgan Stanley & Co. LLC, Jefferies LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule II thereto.

5.1	Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (set forth in Exhibit 5.1).

99.1	Sagent Pharmaceuticals, Inc. press release dated September 10, 2013.

99.2	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Company Registration Statement on Form S-3 (Reg. No. 333-185645), as amended.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 16, 2013	SAGENT PHARMACEUTICALS, INC.

/s/ Jonathon M. Singer
Name: Jonathon M. Singer
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated September 10, 2013, by and among the Company, the selling stockholders named in Schedule I thereto, and Morgan Stanley & Co. LLC, Jefferies LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule II thereto.

5.1	Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (set forth in Exhibit 5.1).

99.1	Sagent Pharmaceuticals, Inc. press release dated September 10, 2013.

99.2	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Company Registration Statement on Form S-3 (Reg. No. 333-185645), as amended.